UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          July 13, 2009
                                                  ------------------------------

                             SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)

        Connecticut                   000-24751                06-1514263
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

5 Bissell Street, Lakeville, Connecticut                       06039-1868
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(Address of principal executive offices)                       (zip code)


Registrant's telephone number, including area code:  (860) 435-9801
                                                     --------------


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 5.        Corporate Governance and Management
                  -----------------------------------

         Item 5.02       Departure of Directors  or Certain  Officers;  Election
                         -------------------------------------------------------
                         of  Directors;  Appointment  of  Certain Officers.
                         -------------------------------------------------

         (b) Salisbury Bancorp, Inc. (the "Company") announced with sadness that on July 7, 2009, Mr. John F. Foley, the Company's Chief Financial Officer, Treasurer and Secretary, unexpectedly passed away. Mr. Foley had been an officer of the Company since 1998 and of Salisbury Bank and Trust Company since 1986. Further information is provided in the press release attached hereto.

         Effective July 13, 2009, the Company appointed Richard J. Cantele, Jr., the Company's President and Chief Executive Officer, to serve on an interim basis in the additional capacities of Chief Financial Officer and Chief Accounting Officer until such time as the Board appoints another individual to serve in such capacities. Mr. Cantele, 50, has served as an executive officer of the Company since June 2001.

Section 9.        Financial Statements and Exhibits
                  ---------------------------------

         Item 9.01       Financial Statements and Exhibits.
                         ---------------------------------

                  (a)    Not Applicable.

                  (b)    Not Applicable.

                  (c)    Not Applicable.

                  (d)    Exhibits.

                         Exhibit 99.1 Press release dated July 13, 2009.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: July 13, 2009                SALISBURY BANCORP, INC.


                                    By: s/ Richard J. Cantele, Jr.
                                        ----------------------------------
                                           Richard J. Cantele, Jr.
                                           President and Chief Executive Officer


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